United States
Securities and Exchange Commission
Washington, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2004

GREEN MOUNTAIN CAPITAL INC.
(Exact name of registrant as specified in its charter)

New Hampshire
(State or other jurisdiction of incorporation or organization)

001-14883 (Commission File Number)	14-1805077 (IRS Employer Identification No.)
1207 Delaware Avenue, Suite 410 Buffalo, New York (principal executive offices)	14209 (Zip Code)

(716) 332-6143
(Registrant's telephone number, including area code)

ARS NETWORKS INC.
(Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.      Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

        On December 9, 2004, Richard Mangiarelli resigned as a director of Green Mountain Capital Inc. (the "Registrant") to pursue other opportunities.  The effective date of the resignation was December 9, 2004.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        Effective September 30, 2004, the Registrant changed its name from "ARS Networks Inc." to "Green Mountain Capital Inc." by filing Articles of Amendment to its Articles of Incorporation with the Secretary of State of New Hampshire.

        Effective October 1, 2004, the Registrant filed an Amendment to its Articles of Incorporation with the Secretary of State of New Hampshire designating Series A and B preferred stock.

Item 9.01       Financial Statements and Exhibits.

        The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
3.1	Articles of Amendment to its Articles of Incorporation filed with the Secretary of State of New Hampshire on September 30, 2004.

3.2	Articles of Amendment to its Articles of Incorporation filed with the Secretary of State of New Hampshire on October 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2004	GREEN MOUNTAIN CAPITAL INC.

By /s/ Sydney A. Harland
Sydney A. Harland, President